CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, H. Williamson Ghriskey, Jr., President, Chief Executive Officer & Chief Administrative Officer of Trainer Wortham Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 26, 2004                 /s/  H. Williamson Ghriskey, Jr.
       --------------------              ---------------------------------------
                                         H. Williamson Ghriskey, Jr., President,
                                         Chief Executive Officer &
                                         Chief Administrative Officer


I, Ann Houlihan, Treasurer & Chief Financial Officer of Trainer Wortham Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2004                  /s/ Ann Houlihan
       -----------------------              -----------------------------------
                                            Ann Houlihan, Treasurer &
                                            Chief Financial Officer